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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): August 1, 2006

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                          MUELLER WATER PRODUCTS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                   001-32892               20-3547095
(State or Other Jurisdiction of       (Commission           (I.R.S. Employer
 Incorporation or Organization)       File Number)       Identification Number)

                           4211 W. Boy Scout Boulevard
                                 Tampa, FL 33607
                    (Address of Principal Executive Offices)

                                 (813) 871-4811
              (Registrant's telephone number, including area code)

                                 Not Applicable.
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 1, 2006, Mueller Water Products, Inc. (the "Company") announced its results of operations for the quarter ended June 30, 2006 and provided guidance with regard to expected Company earnings for fiscal year 2006. A copy of the press release is attached hereto as Exhibit 99.1.

     The information provided pursuant to this Item 2.02, including Exhibit 99.1 in Item 9.01, is "furnished" and shall not be deemed to be "filed" with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

 (d)  EXHIBITS.

 99.1 August 1, 2006, Mueller Water Products Announces Fiscal Third Quarter 2006 Results

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    MUELLER WATER PRODUCTS, INC.


                                                    By: /s/ JEFFERY W. SPRICK
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                                                        Jeffery W. Sprick
                                                        Chief Financial Officer
Date:  August 1, 2006